Exhibit 10.4

FOURTH MODIFICATION AND EXTENSION AGREEMENT

This FOURTH MODIFICATION AND EXTENSION AGREEMENT (this "Agreement") dated effective as of March 31, 2010 (the "Effective Date") by and between STRATUS PROPERTIES INC., a Delaware corporation ("Stratus"), STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership ("SPOC"), CIRCLE C LAND, L.P., a Texas limited partnership ("Circle C"), and AUSTIN 290 PROPERTIES, INC., a Texas corporation ("Austin") (Stratus, SPOC, Circle C and Austin are sometimes referred to in this Agreement severally as "Borrower"), CALERA COURT, L.P., a Texas limited partnership ("Calera Court"), and COMERICA BANK ("Lender");

W I T N E S S E T H:

WHEREAS, Borrower has executed and delivered to Lender, inter alia, (i) that certain Revolving Promissory Note dated as of September 30, 2005, payable to the order of Lender in the original principal sum of $45,000,000.00, with interest and principal payable as therein provided, which note was amended by that certain (i) Modification and Extension Agreement (the "First Modification") dated as of May 30, 2006, executed by and among Borrower, Calera Court, Stratus JV and Lender, and recorded under Clerk's File No. 2006140557 of the Real Property Records of Travis County, Texas, (ii) Second Modification and Extension Agreement (the "Second Modification") dated as of May 30, 2007, executed by and among Borrower, Calera Court, Stratus JV and Lender, and recorded under Clerk's File No. 2007139303 of the Real Property Records of Travis County, Texas and (iii) Third Modification and Extension Agreement (the "Third Modification") dated as of May 30, 2008, executed by and among Borrower, Calera Court, Stratus JV and Lender, and recorded under Clerk's File No. 2008122886 of the Real Property Records of Travis County, Texas (said note, as amended by the First Modification, Second Modification and Third Modification, is herein called the "Note"); (ii) that certain Loan Agreement dated of even date with the Note between Borrower, Calera Court and Lender, which loan agreement was amended by the First Modification, Second Modification and Third Modification (said loan agreement, as amended by the First Modification, Second Modification and Third Modification, is herein called the "Loan Agreement"); (iii) that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from Stratus to Melinda Chausse, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2005183345 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the First Modification, Second Modification and Third Modification (said deed of trust, as amended by the First Modification, Second Modification and Third Modification, is herein called the "Stratus Deed of Trust"); (iv) that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from Circle C to Melinda Chausse, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2005183344 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the First Modification, Second Modification and Third Modification (said deed of trust, as amended by the First Modification, Second Modification and Third Modification, is herein called the "Circle C Deed of Trust"); (v) that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from SPOC to Melinda Chausse, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2005183343 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the First Modification, Second Modification and Third Modification (said deed of trust, as amended by the First Modification, Second Modification and Third Modification, is herein called the "SPOC Deed of Trust"); (vi) that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from Austin to Melinda Chausse, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2005183347 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the First Modification, Second Modification and Third Modification (said deed of trust, as amended by the First Modification, Second Modification and Third Modification, is herein called the "Austin Deed of Trust"); (vii) that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from Calera Court to Melinda Chausse, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2005183346 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the First Modification, Second Modification and Third Modification (said deed of trust, as amended by the First Modification, Second Modification and Third Modification, is herein called the "Calera Court Deed of Trust"); (viii) that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from Stratus JV to Melinda Chausse, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2005183348 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the First Modification, Second Modification and Third Modification (said deed of trust, as amended by the First Modification, Second Modification and Third Modification, is herein called the "Stratus JV Deed of Trust") (the Stratus Deed of Trust, Circle C Deed of Trust, SPOC Deed of Trust, Austin Deed of Trust, Calera Court and Stratus JV Deed of Trust are herein collectively called the "Deed of Trust", and all of the property covered by the Deed of Trust is herein collectively called the "Mortgaged Property") (the Note, Loan Agreement, Deed of Trust, First Modification, Second Modification, Third Modification and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loans evidenced by the Note (the "Loan") being herein collectively called the "Loan Documents");

WHEREAS, the Note is due and payable on May 30, 2010, and Borrower has requested that Lender extend the term of the Note to May 30, 2012 and make certain other modifications to the Loan Documents, and Lender is willing to do so on the terms and conditions set forth below; and

WHEREAS, Lender is the owner and holder of the Note and Borrower is the owner of the legal and equitable title to the Mortgaged Property;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.  Capitalized terms used but not defined in this Agreement shall have the meaning given to such capitalized terms in the Loan Agreement.

2. Extension of Maturity Date.  The maturity date of the Note is hereby extended to May 30, 2012 (the "Maturity Date"), and the liens, security interests, assignments and other rights evidenced by the Loan Documents are hereby renewed and extended to secure payment of the Note as extended hereby.  Without limiting the foregoing, the term "Maturity Date" as used in the Note, Loan Agreement and other Loan Documents are likewise amended to mean and refer to "May 30, 2012".

3. Extension Fee.  As consideration for the extension of the Maturity Date, and as a condition to the effectiveness of this Agreement and the extension of the Maturity Date, Borrower shall pay to Lender an extension fee in the amount of $275,000.00 contemporaneously with the execution of this Agreement.

4. Bifurcation of Loan.  Prior to the Effective Date, the Loan Documents provided that the Loan is a $45,000,000 revolving credit facility.  Notwithstanding anything to the contrary contained in the Loan Documents, from and after the Effective Date, the Loan shall be bifurcated into two (2) tranches, with the first being a $35,000,000 revolving credit tranche (the "Revolving Loan Tranche"), and the second being a $10,000,000 term loan tranche (the "Term Loan Tranche").  Borrower may borrow the proceeds of the Term Loan Tranche for the same purposes as provided under the Loan Documents for the Revolving Loan Tranche; however, and notwithstanding anything to the contrary contained in the Loan Documents, any amounts borrowed and repaid under the Term Loan Tranche may not be reborrowed by Borrower.  In connection with each request for an Advance under the Loan Agreement, Borrower shall designate in such request whether such Advance is to be under the Revolving Loan Tranche or the Term Loan Tranche; provided, further, at such time as Borrower has borrowed an aggregate of $10,000,000 under the Term Loan Tranche, Borrower shall not have any further right to borrow under the Term Loan Tranche.  As of the Effective Date, (i) $16,325,872.02 of principal has been advanced and is outstanding under the Revolving Loan Tranche, (ii) $0 has been advanced and is outstanding under the Term Loan Tranche and (iii) a Letter of Credit in the face amount of $2,933,077 has been issued and is outstanding under the Revolving Loan Tranche.  As used in the Loan Documents, the terms "Revolving Loan Tranche" and "Term Loan Tranche" shall have the meaning set forth in this Section 4 of this Agreement.  The terms of the Revolving Loan Tranche and Term Loan Tranche are more specifically set forth in this Agreement.

5. Modifications to the Note.  From and after the Effective Date, the Note is hereby modified as follows:

(a)           The definition of "Applicable Base Rate" in the Note is hereby amended and restated in its entirety to read as follows:

"'Applicable Base Rate' shall mean, (1) with respect to the Revolving Loan Tranche, the lesser of (a) the Base Rate from time to time in effect plus two percent (2.0%) per annum, or (b) the Maximum Lawful Rate, but in no event shall the Applicable Base Rate ever be less than the Floor Rate applicable to the Revolving Loan Tranche, and (2) with respect to the Term Loan Tranche, the lesser of (x) the Base Rate from time to time in effect plus three percent (3.0%)

per annum, or (y) the Maximum Lawful Rate, but in no event shall the Applicable Base Rate ever be less than the Floor Rate applicable to the Term Loan Tranche.  Fluctuations in the Applicable Base Rate shall become effective immediately, without necessity for any notice whatsoever."

(b)           The definition of "Applicable LIBOR Rate" in the Note is hereby amended and restated in its entirety to read as follows:

"'Applicable LIBOR Rate' shall mean, (1) with respect to the Revolving Loan Tranche, the lesser of (a) the rate of interest equal to the Adjusted LIBOR Rate in effect for the subject Interest Period plus four percent (4.0%) or (b) the Maximum Lawful Rate, but in no event shall the Applicable LIBOR Rate ever be less than the Floor Rate applicable to the Revolving Loan Tranche, and (2) with respect to the Term Loan Tranche, the lesser of (x) the rate of interest equal to the Adjusted LIBOR Rate in effect for the subject Interest Period plus five percent (5.0%) or (y) the Maximum Lawful Rate, but in no event shall the Applicable LIBOR Rate ever be less than the Floor Rate applicable to the Term Loan Tranche."

(c)           The definition of "Floor Rate" in the Note is hereby amended and restated in its entirety to read as follows:

"'Floor Rate' shall mean, (1) with respect to the Revolving Loan Tranche, six percent (6.0%) per annum, and (2) with respect to the Term Loan Tranche, seven percent (7.0%) per annum."

(d)           The definition of "Interest Period" in the Note is hereby amended and restated in its entirety to read as follows:

"'Interest Period' shall mean the period of time commencing on the Effective Date of any LIBOR Rate Tranche and ending on the numerically corresponding day in the first, second or third calendar month thereafter (as designated by written notice by Maker to Payee given consistent with the requirements of Section 2.6 or Section 2.7 of this Note).  With respect to any Interest Period which commences on the last Business Day of a particular calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month), such Interest Period shall end on the last Business Day of the appropriate subsequent calendar month.  Any Interest Period which would otherwise extend beyond the Maturity Date shall expire as of the Maturity Date."

(e)           Section 2.1 of the Note is hereby amended and restated as follows:

“2.1           Interest Rate.  Pursuant to the terms of this Note, the indebtedness evidenced hereby may collectively consist of either zero (0) or one (1) Base Rate Tranches under each of the Revolving Loan Tranche and the Term Loan Tranche, and any of zero (0), one (1), two (2), or three (3) LIBOR Rate Tranches under each of the Revolving Loan Tranche and the Term Loan Tranche.  Under no circumstances shall any Tranche at any point in time accrue interest at a rate in excess of the Maximum Lawful Rate.”

(f)           Section 3.1 of the Note is hereby amended and restated as follows:

"3.1           Payment Schedule.  The amounts advanced by Payee under the Revolving Loan Tranche and repaid by Maker may be re-borrowed as provided in the Loan Agreement.  The amounts advanced by Payee under the Term Loan Tranche and repaid by Maker may not be re-borrowed, and shall permanently reduce the amount of the loan evidenced by this Note and the other Loan Documents.  The amounts advanced under this Note shall be due and payable as follows:

(a)           With respect to amounts advanced under the Revolving Loan Tranche, Maker shall pay Payee all then accrued but unpaid interest (including without limitation, all interest accruing under any Base Rate Tranche and under any LIBOR Rate Tranche) on the fifth (5th) day of each calendar month until the Maturity Date.

(b)           With respect to amounts advanced under the Term Loan Tranche, Maker shall pay Payee all then accrued but unpaid interest (including without limitation, all interest accruing under any Base Rate Tranche and under any LIBOR Rate Tranche) on the fifth (5th) day of each calendar month until the Maturity Date.  In addition to the foregoing monthly interest payments, commencing on June 5, 2011 and continuing regularly on the fifth (5th) day of each calendar quarter thereafter until the Maturity Date (i.e., each September 5, December 5, March 5 and June 5), Maker shall make a principal payment of $500,000 to Payee under the Term Loan Tranche, but only to the extent of any principal then outstanding under the Term Loan Tranche; provided, further, if there is not sufficient principal then outstanding under the Term Loan Tranche on account of Maker not previously requesting disbursements of the Term Loan Tranche, then the amount of the Term Loan Tranche shall be reduced by the amount of principal that Maker would have been required to pay to Payee had the Loan proceeds been previously advanced under the Term Loan Tranche.

(c)           In addition to the foregoing principal payments due under the Term Loan Tranche, any distributions received by Maker from its investment in CJUF II Stratus Block 21 LLC (the "Block 21 Entity") shall, after repayment of any amounts due to the senior lender and mezzanine lender having a lien or security interest on the Block 21 project (being the W Austin Hotel and Condominium Residences) and/or the Block 21 Entity, be paid to Payee and applied against the Term Loan Tranche to the extent of any outstanding principal thereunder; provided, further, if there is not sufficient principal then outstanding under the Term

Loan Tranche on account of Maker not previously requesting a disbursement of the Term Loan Tranche, then the amount of the Term Loan Tranche shall be reduced by the amount of excess distributions received by Maker (after repayment of the outstanding principal under the Term Loan Tranche) and the amount of the Term Loan Tranche available to be disbursed to Maker shall be reduced by the amount of excess distributions so received by Maker.

(d)           The outstanding principal balance hereof and any and all accrued but unpaid interest thereon, including without limitation, all amounts outstanding under the Revolving Loan Tranche and the Term Loan Tranche, shall be due and payable in full on the Maturity Date or upon earlier maturity hereof, whether by acceleration or otherwise."

(g)           The provisions of the Note regarding Advances, interest rate options, borrowings and similar issues shall apply both to the Revolving Loan Tranche and the Term Loan Tranche.  For example, Borrower may elect to have portions of both the Revolving Loan Tranche and the Term Loan Tranche bear interest at the Applicable Base Rate and the Applicable LIBOR Rate.

6. Modifications to the Loan Agreement.  From and after the Effective Date, the Loan Agreement is hereby modified as follows:

(a)           Notwithstanding anything to the contrary contained in Section 4.19 of the Loan Agreement, Lender shall have the right to update the Appraisals for the Primary Collateral or any other property included in the borrowing base on an annual basis (i.e., once per year), but in any event, Lender shall obtain updated Appraisals at least one (1) time every two (2) years for the Primary Collateral.

(b)           Section 4.20(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"(a)           Maintain a Tangible Net Worth at all times of not less than $120,000,000."

(c)           Section 5.3 of the Loan Agreement is hereby amended by adding subparagraph (d) thereto, which reads as follows:

“(d)           guaranties executed by Stratus in connection with (i) the senior loan made by Beal Bank Nevada to CJUF II Stratus Block 21 LLC (the "Block 21 Entity") in connection with the development of the W Austin Hotel and Condominium Residences, herein referred to as the “Block 21 Project”) and (ii) the mezzanine loan made by Hunter’s Glen/Ford Investments 1 LLC or another affiliate of Gerald Ford to the Block 21 Entity in connection with the Block 21 Project (collectively, the “Block 21 Stratus Guaranties”).”

(d)           Section 5.4(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“except for the Guaranties of Non-Recourse Carve-Out Liabilities, the Block 21 Stratus Guaranties and any guaranties for the benefit of Bank with regard to other loans to Subsidiaries of Borrowers or any other Loan Party (except as expressly provided below), contingent liabilities of Borrowers on a Consolidated basis at any one time not to exceed $20,000,000.00, which $20,000,000 limitation shall be inclusive of the guaranties previously executed by Stratus (or its affiliates) in connection with (x) the loan made by Bank to Crestview Station RTB Land, LP, Crestview Station LLR Land, LP and Crestview Station DS Land, LP on the Crestview Station project and (y) the loan made by United Heritage Credit Union to 5700 Slaughter Lane, L.L.C. on the 5700 Slaughter Lane retail project;”

(e)           The definition of "Borrowing Base Limitation" in Addendum 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"'Borrowing Base Limitation' shall mean the sum of:

(a)           thirty-five percent (35%) of the fair market value of the Primary Collateral which is unimproved real property (except for any portions which are covered by other subsections in the definition of Borrowing Base Limitation set forth below), as indicated by Appraisals delivered to and accepted by Bank pursuant to Section 4.19 hereof;

(b)           sixty percent (60%) of the fair market value of the Developed Lots, as indicated by Appraisals delivered to and accepted by Bank pursuant to Section 4.19 hereof;

(c)           with respect to portions of the Land which are currently being developed into single-family residential lots (but which are not yet fully Developed Lots), the lesser of (x) sixty percent (60%) of the fair market value of such Land (as if improved and developed), as indicated by Appraisals delivered to and accepted by Bank pursuant to Section 4.19 hereof or (y) an amount equal to the sum of (1) the discounted fair market value of the Land plus (2) the hard and soft cost of all improvements made to the Land as of the date of determination of the Borrowing Base Limitation;

(d)           fifty percent (50%) of the Credit Bank Value;

(e)           forty-five percent (45%) of the MUD Reimbursables Value;

(f)           sixty percent (60%) of the appraised value of the Calera Court Spec Houses (it being acknowledged that there are no further Calera Court Model Houses or Calera Court Pre-Sold Houses)."

(f)           The definition of "Loan" in Addendum 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"'Loan'" shall mean, collectively, the Revolving Loan Tranche and the Term Loan Tranche made, or to be made, by Bank to or for the credit of Borrowers in one or more Advances not to exceed at any one time the aggregate Maximum Loan Amount applicable to the Revolving Loan Tranche and the Term Loan Tranche, as the case may be, pursuant to the Loan Terms, Conditions and Procedures Addendum.

(g)           The definition of "Maximum Loan Amount" in Addendum 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"'Maximum Loan Amount' shall mean, (1) with respect to the Revolving Loan Tranche, the lesser of (a) $35,000,000.00 or (b) the Borrowing Base Limitation, (2) with respect to the Term Loan Tranche, the lesser of (c) $10,000,000.00, less any principal payments made by Borrower to Bank under the Term Loan Tranche or (d) the Borrowing Base Limitation and (3) with respect to the entire Loan (including the Revolving Loan Tranche and the Term Loan Tranche), the lesser of (e) $45,000,000, less any principal payments made by Borrower to Bank under the Term Loan Tranche or (f) the Borrowing Base Limitation."

(h)           All Advances under the Revolving Loan Tranche and the Term Loan Tranche shall be in accordance with the terms and condition set forth in Addendum 2 of the Loan Agreement; provided, however, (i) in no event shall the outstanding principal balance of the Loan under the Term Loan Tranche at any one time exceed the Maximum Loan Amount applicable to the Term Loan Tranche, (ii) in no event shall the outstanding principal balance of the Loan under the Revolving Loan Tranche plus any Letter of Credit Liabilities at any one time exceed the Maximum Loan Amount applicable to the Revolving Loan Tranche, (iii) in no event shall the aggregate outstanding principal balance of the Loan under the Term Loan Tranche, the Revolving Loan Tranche and any Letter of Credit Liabilities at any time exceed the lesser of (x) the Borrowing Base Limitation or (y) $45,000,000, reduced by any principal payments made by Borrower to Lender under the Term Loan Tranche, (iv) any outstanding Letter of Credit Liabilities shall reduce the amount available to be borrowed by Borrower under the Revolving Loan Tranche by a like amount and (v) any principal payments made by Borrower to Lender under the Term Loan Tranche may not under any circumstances be reborrowed.  Notwithstanding anything to the contrary contained in the Loan Agreement, Letters of Credit may only be issued under the Revolving Loan Tranche, and in no event shall the Letter of Credit Liabilities and the sum of the outstanding principal balance of the Revolving Loan Tranche ever exceed the Maximum Loan Amount applicable to the Revolving Loan Tranche.

(i)           Borrower shall continue pay to Lender an unused commitment fee on the entire amount of the Loan (i.e., a fee equal to .125% per annum multiplied by the difference between (i) the aggregate Maximum Loan Amount of the Revolving Loan Tranche and the Term Loan Tranche and (ii) the aggregate outstanding principal balance of the Revolving Loan Tranche and the Term Loan Tranche, in accordance with the terms of Section 1.6(b) of Addendum 2 of the Loan Agreement.

(j)           Notwithstanding anything to the contrary contained in Section 2.4 of Addendum 2 of the Loan Agreement, Borrower may borrow up to, but not in excess of, $9,000,000 of Loan proceeds under the Revolving Loan Tranche in the aggregate to make a principal payment due to FAAM on December 31, 2011 under the FAAM Loan.

(k)           In connection with and as consideration for the extension of the Maturity Date, Borrower has agreed to pledge to Lender, and a grant a security interest to Lender in, any Borrower's right to receive any distributions from CJUF II Stratus Block 21 LLC (the "Block 21 Entity", and being the owner of the W Austin Hotel and Condominium Residences), pursuant to a separate Security Agreement dated of even date with this Agreement, which Security Agreement shall be deemed included in the term "Security Agreements" in Addendum 1 of the Loan Agreement.  Borrower further covenants and agrees that any distributions received by any Borrower from its investment in the Block 21 Entity shall, after repayment of any amounts due to the senior lender and mezzanine lender having a lien or security interest on the Block 21 project and/or the Block 21 Entity, be paid to Lender and applied against the Term Loan Tranche to the extent of any outstanding indebtedness thereunder; provided, further, if there is not sufficient principal then outstanding under the Term Loan Tranche on account of Borrower not previously requesting a disbursement of the Term Loan Tranche, then the amount of the Term Loan Tranche available to be disbursed to Borrower shall be reduced by the amount of excess distributions received by Borrower (after repayment of the outstanding principal under the Term Loan Tranche) and the amount of the Term Loan Tranche shall be reduced by the amount of excess distributions so received by Borrower.

7. Representations and Warranties.  Borrower hereby represents and warrants that (a) Borrower is the sole legal and beneficial owner of the Mortgaged Property; (b) Borrower is duly organized and legally existing under the laws of the State of Texas; (c) the execution and delivery of, and performance under this Agreement are within Borrower's power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Borrower's articles of incorporation and bylaws; (d) this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; and (f) to the best of Borrower's knowledge there exists no uncured default under any of the Loan Documents.  Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys' fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

8. Further Assurances.  Borrower, upon request from Lender, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.

9. Default; Remedies.  If Borrower shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, Borrower shall be deemed to be in default under the Deed of Trust and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the any of the Loan Documents or to which Lender may otherwise be entitled, whether at law or in equity.

10. Endorsement to Mortgagee Title Policy.  Contemporaneously with the execution and delivery hereof, Borrower shall, at its sole cost and expense, obtain and deliver to Lender an Endorsement of the Mortgagee Title Policy insuring the lien of the Deed of Trust, under Procedural Rule P-9b(3) of the applicable title insurance rules and regulations, in form and content acceptable to Lender, stating that the company issuing said Mortgagee Title Policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement.

11. Ratification of Loan Documents.  Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect.  Any modification herein of any of the Loan Documents shall in no way adversely affect the security of the Deed of Trust and the other Loan Documents for the payment of the Note.  The Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects.  All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower's obligation to repay the Note.

12. Liens Valid; No Offsets or Defenses.  Borrower hereby acknowledges that the liens, security interests and assignments created and evidenced by the Loan Documents are valid and subsisting and further acknowledges and agrees that there are no offsets, claims or defenses to any of the Loan Documents.

13. Merger; No Prior Oral Agreements.  This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements.  No modification of this Agreement or any of the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower.  Lender and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

14. Notices.  Any notice or communication required or permitted hereunder or under any of the Loan Documents shall be given in writing and sent in the manner required under the Loan Agreement.  Notwithstanding the foregoing, the address for notices to Lender under the Loan Documents is hereby amended to the following:

to Lender:                              Comerica Bank
300 W. Sixth Street, Suite 1300
Austin, Texas  78701
Attention:  Commercial Real Estate, Sterling J. Silver

With a copy to:                     Thompson & Knight LLP
1722 Routh Street, Suite 1500
Dallas, Texas  75201-2533
Attention:  Mark M. Sloan

15.           Costs and Expenses.  Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees and fees and expenses of legal counsel to Lender.

16.           Release of Lender.  Borrower hereby releases, remises, acquits and forever discharges Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the Effective Date, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any of the Loan Documents, or any of the transactions associated therewith, or the Mortgaged Property, including specifically but not limited to claims of usury.

17.           Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.  All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

18.           Severability.  If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

19.           Time of the Essence.  It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

20.           Representation by Counsel.  The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party.  The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

21.           Governing Law.  This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

22.           Successors and Assigns.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

23.           Notice of No Oral Agreements.  Borrower and Lender hereby take notice of and agree to the following:

A.           PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.

B.           PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

C.           THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is executed on the respective dates of acknowledgement below but is effective as of the date first above written.

BORROWER:

STRATUS PROPERTIES INC.,
a Delaware corporation

By:     /s/ Erin D. Pickens
Erin D. Pickens, Sr. Vice President

STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership

By:	STRS L.L.C., a Delaware limited liability company, General Partner

By	Stratus Properties Inc., a Delaware corporation, Sole Member

By:      /s/ Erin D. Pickens
Erin D. Pickens,
Sr. Vice President

CIRCLE C LAND, L.P.,
a Texas limited partnership

By:	Circle C GP, L.L.C., a Delaware limited liability company, General Partner

By	Stratus Properties Inc., a Delaware corporation, Sole Member

By:    /s/ Erin D. Pickens
Erin D. Pickens,
Sr. Vice President

AUSTIN 290 PROPERTIES, INC.,
a Texas corporation

By:     /s/ Erin D. Pickens
Erin D. Pickens, Sr. Vice President

[Signature Page - Fourth Modification and Extension Agreement]

LENDER:

COMERICA BANK

By:     /s/ Sterling J. Silver
Sterling J. Silver, Senior Vice President

[Signature Page - Fourth Modification and Extension Agreement]

STATE OF TEXAS                              §
 §
COUNTY OF TRAVIS                        §

This instrument was acknowledged before me on the ____ day of March, 2010, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, on behalf of said corporation.

Notary Public, State of Texas
My Commission Expires:
Printed Name of Notary:

STATE OF TEXAS                             §
§
COUNTY OF TRAVIS                       §

This instrument was acknowledged before me on the ____ day of March, 2010, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, General Partner of Stratus Properties Operating Co., L.P., a Delaware limited partnership, on behalf of said corporation, limited liability company and limited partnership.

Notary Public, State of Texas
My Commission Expires:
Printed Name of Notary:

STATE OF TEXAS                             §
§
COUNTY OF TRAVIS                       §

This instrument was acknowledged before me on the ____ day of March, 2010, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of Circle C GP, L.L.C., a Delaware limited liability company, General Partner of Circle C Land, L.P., a Delaware limited partnership, on behalf of said corporation, limited liability company limited partnership.

Notary Public, State of Texas
My Commission Expires:
Printed Name of Notary:

[Signature Page - Fourth Modification and Extension Agreement]

STATE OF TEXAS                             §
§
COUNTY OF TRAVIS                       §

This instrument was acknowledged before me on the ____ day of March, 2010, by Erin D. Pickens, Sr. Vice President of Austin 290 Properties Inc., a Delaware corporation, on behalf of said corporation.

Notary Public, State of Texas
My Commission Expires:
Printed Name of Notary:

STATE OF TEXAS                             §
§
COUNTY OF DALLAS                      §

This instrument was acknowledged before me on the ___ day of March, 2010, by Sterling J. Silver, Senior Vice President of Comerica Bank, on behalf of said bank.

Notary Public, State of Texas
My Commission Expires:
Printed Name of Notary:

[Signature Page - Fourth Modification and Extension Agreement]

CONSENT OF CALERA COURT

The undersigned, Calera Court, L.P., hereby executes the Agreement to evidence its agreement to be bound by the extension of the Maturity Date, and confirms and agrees that all of its obligations under the Loan Documents applicable to it remain in full force and effect.

Executed on the date of acknowledgement below but effective as of March ___, 2010.

CALERA COURT, L.P. a Texas limited partnership

By:	Calera Court Management, L.L.C., a Texas limited liability company, its general partner

By:	Stratus Properties Operating Co., L.P., a Delaware limited partnership, its Manager

By:	STRS L.L.C., a Delaware limited liability company, its general partner

By:	Stratus Properties Inc., a Delaware corporation, its Sole Member

By:	/s/ Erin D. Pickens
                   Erin D. Pickens,
                   Sr. Vice President

[Signature Page - Fourth Modification and Extension Agreement]

STATE OF TEXAS                                              §
§
COUNTY OF TRAVIS                                         §

This instrument was acknowledged before me on the ____ day of March, 2010, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, General Partner of Stratus Properties Operating Co., L.P., a Delaware limited partnership, Manager of Calera Court Management, L.L.C., a Texas limited liability company, General Partner of Calera Court, L.P., a Texas limited partnership, on behalf of each said entity and said limited partnership.

Notary Public in and for the State of Texas

Printed/Typed Name of Notary
My Commission Expires:

_____________________.

[Signature Page - Fourth Modification and Extension Agreement]

CONSENT OF TRACT 107, L.L.C.

The undersigned, Tract 107, L.L.C., a Texas limited liability company, hereby executes the Agreement to evidence its agreement to be bound by the extension of the Maturity Date, and confirms and agrees that all of its obligations under the Loan Documents applicable to it remain in full force and effect.

Executed on the date of acknowledgement below but effective as of March ___, 2010.

TRACT 107, L.L.C.,
a Texas limited liability company

By:	/s/ Erin D. Pickens
Erin D. Pickens, Sr. Vice President

STATE OF TEXAS                                              §
§
COUNTY OF TRAVIS                                         §

This instrument was acknowledged before me on the ____ day of March, 2010, by Erin D. Pickens, Sr. Vice President of Tract 107, L.L.C., a Texas limited liability company, on behalf of said limited liability company.

Notary Public in and for the State of Texas

Printed/Typed Name of Notary
My Commission Expires:

_____________________.

[Signature Page - Fourth Modification and Extension Agreement]